EXHIBIT 24

                               POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     /s/ Daniel B. Burke
                                                     ---------------------------
                                                     Daniel B. Burke

Date: June 18, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Odie C. Donald
                                                     ---------------------------
                                                     Odie C. Donald

Date: June 18, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     /s/ Julius Erving, II
                                                     ---------------------------
                                                     Julius Erving, II

Date: June 20, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                 /s/ Cornelius McGillicuddy, III
                                                 -------------------------------
                                                 Cornelius McGillicuddy, III

Date: June 19, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                     /s/ Michael D. Rose
                                                     ---------------------------
                                                     Michael D. Rose

Date: June 20, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     /s/ Hector de J. Ruiz
                                                     ---------------------------
                                                     Hector de J. Ruiz

Date: June 20, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                     /s/ Maria A. Sastre
                                                     ---------------------------
                                                     Maria A. Sastre

Date: June 20, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                    /s/ Jack A. Smith
                                                    ----------------------------
                                                    Jack A. Smith

Date: June 20, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                /s/ Rita P. Wilson
                                                --------------------------------
                                                Rita P. Wilson

Date: June 20, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                                 /s/ Bradley D. Blum
                                                 -------------------------------
                                                 Bradley D. Blum

Date: June 27, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                                                    /s/ Richard E. Rivera
                                                    ----------------------------
                                                    Richard E. Rivera

Date: June 22, 2001

                                POWER OF ATTORNEY

          KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints Paula J. Shives, Joe R. Lee and Clarence Otis, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended May 27, 2001, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                                     /s/ Blaine Sweatt, III
                                                     ---------------------------
                                                     Blaine Sweatt, III

Date: June 22, 2001